SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.          )

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CPI AEROSTRUCTURES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CPI AEROSTRUCTURES, INC.
60 Heartland Blvd.
Edgewood, New York  11717
(631) 586-5200

Notice of Annual Meeting of Shareholders
to be held on June 15, 2010

To the Shareholders of CPI Aerostructures, Inc.:

You are cordially invited to attend the annual meeting of shareholders of CPI Aerostructures, Inc. to be held at the offices of Graubard Miller, our general counsel, located at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174, on Tuesday, June 15, 2010, at 9:00 a.m., to consider and act upon the following matters:

(1)	To elect one Class III director to serve for the ensuing three-year period until his successor is elected and qualified; and

(2)	To ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(3)	To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

Only shareholders of record at the close of business on April 26, 2010 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting.  Whether or not you expect to attend the meeting, you are requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope.  Returning a proxy will not affect your right to vote in person if you attend the meeting.  You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

By Order of the Board of Directors

Vincent Palazzolo, Secretary
Edgewood, New York
May 7, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2010

Our proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2009 are available at http://www.cpiaero.com/ir.php under “Annual Reports” and “Proxy”.

CPI AEROSTRUCTURES, INC.
PROXY STATEMENT

Annual Meeting of Shareholders

to be held on June 15, 2010
__________

This proxy statement and the accompanying form of proxy is furnished to shareholders of CPI Aerostructures, Inc. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at the offices of Graubard Miller, our general counsel, located at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174, on Tuesday, June 15, 2010, at 9:00 a.m., and at any and all postponements or adjournments.

This proxy statement, the accompanying notice of annual meeting of shareholders, the proxy and the annual report to shareholders for the year ended December 31, 2009 are being mailed on or about May 7, 2010 to shareholders of record on April 26, 2010.  We are bearing all costs of this solicitation.

What matters am I voting on?

You are being asked to vote on the following matters:

(1)	To elect one Class III director to serve for the ensuing three-year period until his successor is elected and qualified;

(2)	To ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(3)	any other business that may properly come before the meeting and any and all postponements or adjournments.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 26, 2010, the record date, are entitled to vote at the meeting.  As of the record date, we had issued and outstanding 6,548,756 shares of common stock, our only class of voting securities outstanding.  Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

Proxies in the form enclosed are solicited by and on behalf of our board.  The persons named in the proxy have been designated as proxies by our board of directors.  If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by our board of directors will vote your shares at the meeting as specified in your proxy.

If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR the election of the nominee listed below under Proposal 1 and FOR the ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 described below under Proposal 2.

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments.  If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

May I change my vote after I return my proxy card?

You may revoke your proxy at any time before it is exercised by:

•	delivering written notification of your revocation to our secretary;

•	voting in person at the meeting; or

•	delivering another proxy bearing a later date.

Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and New York law.  The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting.  A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“shareholder withholding”) with respect to a particular matter.  Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock.  The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter.  These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting.  If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum.  Abstentions are voted neither “for” nor “against” a matter, but are counted in the determination of a quorum.

How many votes are needed for approval of each matter?

The election of a director. The election of a director requires a plurality vote of the votes cast at the meeting.  “Plurality” means that the individual who receives the largest number of votes cast “FOR” is elected as director.  Consequently, any shares not voted “FOR” such nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee’s favor.

Ratification of accounting firm. The ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 must be approved by a majority of the votes cast at the meeting with respect to the proposal. Abstentions and broker non-votes will not be counted in determining the number of votes required for a majority and will therefore have no effect on the outcome.

How do I vote?

You may vote your shares in one of two ways: by mail or in person at the meeting.  The prompt return of the completed proxy card will assist us in preparing for the meeting.  Date, sign and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose.  You can specify your choices by marking the appropriate boxes on the proxy card.  If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

If your shares are held in a stock brokerage account or by a bank or other financial institution, you must vote your shares in the manner prescribed by your broker, bank or nominee. If you hold your shares through a broker, bank, or other financial institution, your broker will not be permitted to vote on your behalf in the election of our Class III director without your voting instructions. Please communicate your voting instructions to your broker, bank, or other financial institution before the meeting so that your vote will be counted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below and accompanying footnotes set forth certain information as of April 26, 2010 with respect to the ownership of our common shares by:

•	each person or group who beneficially owns more than 5% of our common shares;
•	each of our directors;
•	our chief executive officer , chief financial officer and chief operating officer, our only executive officers (collectively, the “named executive officers”); and
•	all of our directors and executive officers as a group.

Common shares issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of April 26, 2010 have been included in the table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(2)	Percent of Class(3)
Edward J. Fred	395,864(4)	5.8%
Vincent Palazzolo	88,419(5)	1.3%
Douglas McCrosson	58,333(6)	*
Walter Paulick	66,000(7)	1.0%
Kenneth McSweeney	69,334(8)	1.1%
Harvey J. Bazaar	104,333(9)	1.6%
Eric Rosenfeld	1,084,334(10)	16.2%
c/o Crescendo Partners
825 Third Avenue, 40th Floor
New York, NY 10022
Rutabaga Capital Management	780,201(11)	11.9%
LLC/MA
64 Broad Street, 3rd Floor
Boston, MA 02109
All directors and executive officers as a group (seven persons)	1,866,617(12)	25.4%
____________________________________

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following persons is c/o CPI Aerostructures, Inc., 60 Heartland Blvd., Edgewood, New York 11717.
(2)
Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them, subject to community property laws, where applicable.

(3)
There are 6,548,756 of our common shares currently issued and outstanding.  Each person beneficially owns a percentage of our outstanding common shares equal to a fraction, the numerator of which is the number of common shares held by such person plus the number of common shares that such person can acquire within 60 days of April 26, 2010 upon the exercise or conversion of options, warrants or convertible securities and the denominator of which is 6,548,756 (the number of common shares currently outstanding) plus the number of shares such person can so acquire during such 60-day period.

(4)	Includes 325,000 common shares that Mr. Fred has the right to acquire upon exercise of options.
(5)	Includes 75,000 common shares that Mr. Palazzolo has the right to acquire upon exercise of options.
(6)
Includes 58,333 common shares that Mr. McCrosson has the right to acquire upon exercise of options.  Excludes options to purchase 16,667 common shares that are not exercisable within 60 days of the record date.

(7)	Includes 55,000 common shares that Mr. Paulick has the right to acquire upon exercise of options.
(8)	Includes 50,000 common shares that Mr. McSweeney has the right to acquire upon exercise of options.
(9)	Includes 103,333 common shares that Mr. Bazaar has the right to acquire upon exercise of options.
(10)
Represents (a) 46,000 common shares beneficially owned as joint tenants by Mr. Rosenfeld and his wife, (b) 883,334 shares held by Crescendo Partners II, L.P. Series L (“Crescendo Partners II”) and (c) 150,000 common shares that Mr. Rosenfeld has the right to acquire upon exercise of options.  Mr. Rosenfeld is the senior managing member of the sole general partner of Crescendo Partners II.  Mr. Rosenfeld disclaims beneficial ownership of the shares held by Crescendo Partners II, except to the extent of his pecuniary interest therein.

(11)	This information was provided to the Company by Rutabaga Capital Management LLC/MA on April 15, 2010.
(12)	Includes an aggregate of 816,666 common shares that Messrs. Fred, Palazzolo, McCrosson, Paulick, McSweeney, Bazaar and Rosenfeld have the right to acquire upon exercise of outstanding options.

PROPOSAL 1 — ELECTION OF CLASS III DIRECTOR

Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term.  The term of office of our Class I directors, consisting of Kenneth McSweeney and Harvey J. Bazaar, will expire at our annual meeting in 2011.  The term of office of our Class II directors, consisting of Walter Paulick and Eric Rosenfeld, will expire at our annual meeting in 2012.  The term of office of our Class III director, Edward J. Fred, will expire at this year’s annual meeting.

Unless authority is withheld, the proxies solicited by our board of directors will be voted “FOR” the reelection of Edward J. Fred.  Our management has no reason to believe that Mr. Fred will not be a candidate or will be unable to serve.  However, if he should become unable or unwilling to serve as a director, the proxy will be voted for the election of another person as shall be designated by our board of directors.

Information About Directors, Nominees, Executive Officers and Significant Employees

Our directors and executive officers are as follows:

Name	Age	Position
Eric Rosenfeld (1)(2)(4)	52	Chairman of the Board of Directors (non-executive)
Edward J. Fred (1)	51	Chief Executive Officer, President and Director
Vincent Palazzolo	46	Chief Financial Officer
Douglas McCrosson	47	Chief Operating Officer
Walter Paulick (2)(3)(4)	63	Director
Kenneth McSweeney (2)(3)(4)	78	Director
Harvey J. Bazaar (3)	69	Director
__________________________________________
(1) Member of strategic planning committee.
(2) Member of compensation committee.
(3) Member of audit committee.
(4) Member of nominating committee.

Our board of directors believes that it is necessary for each of our directors to possess qualities, attributes and skills that contribute to a diversity of views and perspectives among the directors and enhance the overall effectiveness of the Board.  As described on page 11 under “Nominating Committee Information and Report – Guidelines for Selecting Director Nominees” our Nominating Committee, considers all factors it deems relevant when evaluating prospective candidates or current Board members for nomination to the Board, as prescribed in its written charter and established guidelines.  All of our directors bring to the Board leadership experience derived from past service.  They also all bring a diversity of views and perspectives derived from their individual experiences working in a range of industries and occupations, which provide the Board, as a whole, with the skills and expertise that reflect the needs of the Company.  Certain individual experiences, qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the biographies set forth below.

Harvey J. Bazaar has been a director since December 2006 and chairman of our audit committee since April 2007.  A certified public accountant, Mr. Bazaar has spent most of his career in public accounting, having retired from PricewaterhouseCoopers in 2000 as the Global and Americas Leader for the Capital Markets Group.

 At Coopers & Lybrand, which merged with PriceWaterhouse to form PricewaterhouseCoopers, Mr. Bazaar served on the firm’s Executive Committee and as Managing Partner of the New York City office.  From September 2001 to December 2002, Mr. Bazaar served as the chief operating officer of DML Global Services, a company providing fund accounting and related services to private investment funds and other businesses.  From December 2006 to August 2008, Mr. Bazaar served on the board of directors and audit committee of BKF Capital Group, Inc., an OTC Bulletin Board company, and served as its president and chief executive officer from November 2007 to August 2008.  Beginning in July 2009, Mr. Bazaar began serving on the board of directors of various insurance entities that are part of the QBE Americas Group and in November 2009 was named chairman of the Audit and Risk Committee of these entities.  QBE Insurance, Inc. is an Australian company.  Bazaar holds a Bachelor of Science Degree from Kent State University and is a member of the board of trustees of the Kent State University Foundation.  Mr. Bazaar brings to our board of directors an in-depth understanding of generally accepted accounting principles, financial statements and SEC reporting requirements as well as an extensive and diverse general business knowledge.

Edward J. Fred has been an officer of the Company since February 1995 and a director since January 1999.  He was our controller from February 1995 to April 1998, when he was appointed chief financial officer, a position he held until June 2003 and then from January 2004 to May 2004.  He was executive vice president from May 2000 until December 2001 and was appointed president in January 2002 and chief executive officer in January 2003.  For approximately ten years prior to joining the Company, Mr. Fred served in various positions for the international division of Grumman, where he last held the position of controller.  Mr. Fred holds a Bachelor of Business Administration in Accounting from Dowling College and an Executive MBA from Hofstra University.  Mr. Fred provides our board of directors with unique knowledge of the Company’s business, operations and management and his extensive other experience in the Company’s industry.

Douglas McCrosson has been with the Company since May 2003, serving as director of business development from May 2003 to January 2006, vice president of business development from February 2006 to January 2007, vice president of operations from February 2007 to December 2008, senior vice president of operations from December 2008 to December 2009 and Chief Operating Officer since January 2010.  From 1997 to May 2003, Mr. McCrosson was corporate secretary and vice president of Frisby Technologies, Inc.  From 1988 to 1997, he was employed by Frisby Aerospace, Inc. in various engineering and marketing positions.  He started his professional career as a mechanical engineer at Grumman Corporation.  Mr. McCrosson holds a Bachelor of Science degree in mechanical engineering from the State University of New York at Buffalo and a Master of Science degree in Management from Polytechnic University.

Kenneth McSweeney has been a director since February 1998 and chairman of our compensation committee since April 2003.  Mr. McSweeney has been an independent consultant to the aerospace industry since January 1995.  From 1961 to 1995, Mr. McSweeney served in various management positions for Northrop Grumman Corporation, most recently as the vice president of its Aerostructures Division and a director of business development for the Mideast and gulf coast region.  Mr. McSweeney has extensive experience in aerostructures and logistics support products and is a licensed professional engineer in New York State.  He holds Bachelor and Master of Science degrees in Electrical Engineering from the Polytechnic Institute of Brooklyn and a Masters degree in Business Management from CW Post College.  He also completed the Executive Development Program at the Cornell School of Business and Public Administration.  Mr. McSweeney contributes to our board of directors his extensive professional and business experience in the Company’s industry.

Vincent Palazzolo has been our chief financial officer since May 2004 and our secretary since March of 2008.  From December 2003 to May 2004, he was employed by J. H. Cohn LLP as an audit partner.  From 1988 through November 2003, Mr. Palazzolo was employed by Goldstein Golub Kessler LLP (“GGK”), where he was an audit partner from September 1999 through November 2003.  While employed by GGK, from September 1999 to November 2003, Mr. Palazzolo also served as a managing director of American Express Tax and Business Services, Inc.  Mr. Palazzolo holds a Bachelor of Business Administration in Accounting from Hofstra University, is a certified public accountant and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Walter Paulick has been a director since April 1992 and chairman of our nominating committee since March 2004.  From June 2006 until April 2007, he served as chairman of our audit committee.  Mr. Paulick is currently a self-employed real estate development consultant.  From 1982 to November 1992, Mr. Paulick was a vice president of Parr Development Company, Inc., a real estate development company. From 1980 to 1982, Mr. Paulick was employed by Key Bank, where he last held the position of vice president.  From 1971 to 1980, Mr. Paulick was a vice president of National Westminster U.S.A.  Mr. Paulick holds an associate degree in Applied Science from Suffolk Community College and Bachelor of Business Administration from Dowling College.  Mr. Paulick’s background in banking, real estate development and general business knowledge provides our board of directors with a diverse perspective on the Company’s industry and conducting business in our region.

Eric S. Rosenfeld has been the non-executive chairman of our board of directors since January 2005 and a director and chairman of our strategic planning committee since April 2003.   Mr. Rosenfeld has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York based investment firm, since its formation in November 1998. Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for 14 years.  Mr. Rosenfeld currently serves as a director for several companies, including Cott Corporation (Lead Independent Director), the world’s largest retailer-brand soft drink company, Computer Horizons Corp. (Chairman), an information technology services company, Hill International, a construction management firm, Matrikon Inc., a company that provides industrial intelligence solutions, DALSA Corp., a digital imaging and semiconductor firm, and Primoris Services Corporation, a specialty construction company. Mr. Rosenfeld has also served as a director for numerous companies, including Arpeggio Acquisition Corporation and Rhapsody Acquisition Corporation, both blank check corporations that later merged with Hill International and Primoris Services Corporation, respectively, Sierra Systems Group Inc., an information technology, management consulting and systems integration firm, Emergis Inc., an electronic commerce company, and Geac Computer Corporation Limited, a provider of business-critical software applications and systems.  Mr. Rosenfeld  provides our board of directors with expertise in finance and financial markets and with experience derived from his service on the boards of other public and private companies.

Independence of Directors

Our common stock is listed on the NYSE Amex LLC (“NYSE Amex”).  As a result, we follow the rules of the NYSE Amex in determining whether a director is independent.  The current NYSE Amex listing standards define an “independent director” generally as a person, other than an officer or employee of the Company, who does not have a relationship with the Company that would interfere with the director’s exercise of independent judgment.

Our board of directors consults with our legal counsel to ensure that our board of directors’ determinations are consistent with the NYSE Amex rules and all relevant securities and other laws and regulations regarding the independence of directors.  Consistent with these considerations, our board of directors affirmatively has determined that Kenneth McSweeney, Walter Paulick, Harvey J. Bazaar and Eric Rosenfeld will be independent directors of the Company for the ensuing year.  The other remaining director, Edward J. Fred, is not independent because he is currently employed by us.  All members of our audit, compensation and nominating committees are independent.

Code of Ethics

Our board of directors has adopted a written code of ethics that applies to our directors, officers and employees that is designed to deter wrongdoing and to promote ethical conduct, full, fair, accurate, timely and understandable disclosure in reports that we file or submit to the Securities and Exchange Commission and others, compliance with applicable government laws, rules and regulations, prompt internal reporting of violations of the code and accountability for adherence to the code.  A copy of the code of ethics may be found on our website at www.cpiaero.com.

Board of Directors Meetings and Committees

Our board of directors held eight meetings in 2009.  All directors attended the 2009 annual shareholder meeting.  Although we do not have any formal policy regarding director attendance at annual shareholder meetings, we attempt to schedule our annual meetings so that all of our directors can attend.  In addition, we expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.  Each member of our board of directors attended all of the meetings of the board and committees thereof upon which he served during 2009. We have standing compensation, audit, nominating and strategic planning committees.  Copies of our committee charters are available free of charge on our website at http://www.cpiaero.com.

Leadership Structure

Our board of directors has determined to keep separate the positions of board chairman and principal executive officer at this time.  This permits our principal executive officer to concentrate his efforts primarily on managing the Company’s business operations and development.  This also allows us to maintain an independent board chairman who oversees, among other things, communications and relations between our board of directors and senior management, consideration by our board of directors of the Company’s strategies and policies and our board of director’s principal executive officer evaluation processes.

Risk Oversight

Our board of director's primary function is one of oversight.  In connection with its oversight function, our board of directors oversees the Company’s policies and procedures for managing risk. Our board of directors administers its risk oversight function primarily through our audit committee.  Our audit committee has assumed oversight of various risks that have been identified and assessed by the Company’s management.  Our audit committee reviews management’s risk assessment and risk management policies and procedures and reports its findings to our board of directors.

Compensation Committee Information

Our compensation committee is currently comprised of Kenneth McSweeney (chairman), Walter Paulick and Eric Rosenfeld, each an independent director under the NYSE Amex listing standards.  Our compensation committee held four meetings during 2009.  Our board of directors has adopted a written compensation committee charter. The responsibilities of our compensation committee include:

•	establishing the general compensation policy for our executive officers, including the chief executive officer;
•	administering our stock option and performance equity plans; and
•	in administering each of these plans, determining who participates in the plans, establishing performance goals, if any, and determining specific grants and bonuses to the participants.

Our compensation committee makes all final determinations with respect to compensation of executive officers based on its assessment of the value of each executive’s contribution, the results of recent past fiscal years in light of prevailing business conditions, our goals for the ensuing fiscal year and, to a lesser extent, prevailing compensation levels at companies considered to be comparable to our company.  Our compensation committee considers recommendations from our chief executive officer relating to the compensation of our other executive officers, but the chief executive officer does not make recommendations regarding his own compensation.  Executive officers other than our chief executive officer generally are not involved in determining executive compensation.

From time to time, our compensation committee may utilize the services of third parties, including subscriptions to executive compensation surveys and other databases, to assist with their review of compensation for executive officers.  Our compensation committee is charged with performing an annual review of the compensation of our executive officers to determine whether they are provided with adequate incentives and motivation, and whether they are compensated appropriately in accordance with our compensation policies.

Audit Committee Information and Report

Our audit committee is currently comprised of Harvey J. Bazaar (chairman), Walter Paulick and Kenneth McSweeney.  During the year ended December 31, 2009, our audit committee held six meetings.  All of the members of our audit committee are “independent directors”, as defined under the NYSE Amex listing standards and are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

Financial Expert on Audit Committee

We must certify to the NYSE Amex that our audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication.  Our board of directors has determined that Harvey J. Bazaar’s qualifications satisfy the NYSE Amex’s definition of financial sophistication and also qualify him as an “audit committee financial expert,” as defined under the rules and regulations of the Securities and Exchange Commission.

Audit Committee Report

Our board of directors has a written audit committee charter.  Our audit committee charter, which is reviewed annually, was last reviewed on May 8, 2009.  According to our audit committee charter, our audit committee’s responsibilities include, among other things:

•
reviewing and discussing with management and our independent auditor the annual audited financial statements, and recommend to the board whether the audited financial statements should be included in our Form 10-K;

•	discussing with management and our independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management and our independent auditor the effect on our financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures;
•	discussing with management major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies;
•
reviewing disclosures made to our audit committee by our chief executive officer and chief financial officer during their certification process for our Form 10-Ks and Form 10-Qs about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in our internal controls;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing our independent auditor;
•
determining the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and our independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

Management has reviewed the audited financial statements in the Company’s annual report on Form 10-K with our audit committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.  In addressing the quality of management’s accounting judgments, members of our audit committee asked for management’s representations and reviewed certifications prepared by the chief executive officer and chief financial officer that the unaudited quarterly and audited financial statements of the

Company fairly present, in all material respects, the financial condition and results of operations of the Company.

In performing all of these functions, our audit committee acts only in an oversight capacity.  The committee reviews the Company’s annual reports and generally reviews its quarterly reports prior to filing with the Securities and Exchange Commission.  In its oversight role, our audit committee relies on the work and assurances of the Company’s management, which has the responsibility for financial statements and reports, and of our independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.  Our audit committee has met and held discussions with management and the Company’s independent registered public accounting firm.  Management represented to our audit committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and our audit committee has reviewed and discussed the financial statements with management and our independent registered public accounting firm.  Our audit committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The Company’s independent registered public accounting firm also provided our audit committee with the written disclosures required by independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and our audit committee discussed with our independent registered public accounting firm and management the auditor’s independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the Company’s independent registered public accounting firm.  In reliance on these reviews and discussions and the report of our independent registered public accounting firm, our audit committee recommended to our board of directors, and the board has approved, that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Members of our Audit Committee:

Harvey J. Bazaar (chairman)
Walter Paulick
Kenneth McSweeney

Nominating Committee Information and Report

Our board of directors has a nominating committee comprised of Walter Paulick (chairman), Kenneth McSweeney and Eric Rosenfeld, each an independent director under the NYSE Amex listing standards.  Our nominating committee held one meeting during 2009. Our nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors.  Our nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Our board of directors has adopted a written charter and established guidelines for selecting nominees and a method by which shareholders may propose to our nominating committee candidates for selection as nominees for director.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees generally provide that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business endeavors, be willing to devote significant time to the oversight duties of our board of directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment.  Our nominating committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests. Our nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time.  Our nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Procedure for Shareholders to Recommend Director Candidates

Shareholders and others who wish to recommend candidates to our nominating committee for consideration as directors must submit their written recommendations to our nominating committee and include all of the information described in the section “Shareholder Proposals and Recommendations”.

Our nominating committee recommended to our board of directors to nominate Edward J. Fred for re-election as a Class III director.  Our nominating committee did not receive proposals from any shareholders or others for suggested director candidates.

Strategic Planning Committee Information

Our strategic planning committee is currently comprised of Eric Rosenfeld (chairman) and Edward J. Fred. The main role of the strategic planning committee is to evaluate and analyze strategic options for the Company, including potential merger or acquisition partners.  The strategic planning committee held two meetings during 2009.

Summary Compensation Table

The following table sets forth the compensation paid or earned by each of our named executive officers for each of the fiscal years ended December 31, 2009, 2008 and 2007.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Edward J. Fred	2009	$318,000	$284,123(2)	–	$22,994(3)	$625,117
Chief Executive Officer and President	2008	$300,000	$214,920(4)	–	$26,389(5)	$541,309
	2007	$283,150	$255,348(6)	–	$23,084(7)	$561,582
Vincent Palazzolo	2009	$216,300	$133,806(8)	$31,492(9)	–	$381,598
Chief Financial Officer	2008	$208,000	$103,162(10)	$31,492(9)	–	$342,654
	2007	$200,000	$124,866(11)	$31,492(9)	–	$356,358
__________________

(1)	Reflects actual base salary amounts paid for each of the years indicated.

(2)	Represents the bonus earned by Mr. Fred for the year ended December 31, 2009 as calculated pursuant to the terms of Mr. Fred’s employment agreement dated July 18,

2007 and included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2007.  The bonus was comprised of $212,062 of cash and 10,700 shares of common stock, valued at $72,061 ($6.73 per share).

(3)	Represents (a) $12,122 for a portion of an automobile lease, insurance and maintenance attributable to personal use and (b) $10,872 for life insurance premiums paid by us for the benefit of Mr. Fred.

(4)
Represents the bonus earned by Mr. Fred for the year ended December 31, 2008 as calculated pursuant to the terms of Mr. Fred’s employment agreement dated July 18, 2007 and included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2007.  The bonus was comprised of $177,460 of cash and 9,249 shares of common stock, valued at $37,460 ($4.05 per share).

(5)	Represents (a) $15,517 for a portion of an automobile lease, insurance and maintenance attributable to personal use and (b) $10,872 for life insurance premiums paid by us for the benefit of Mr. Fred.

(6)
Represents the bonus earned by Mr. Fred for the year ended December 31, 2007 as calculated pursuant to the terms of Mr. Fred’s employment agreement dated July 18, 2007 and included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2007.  The bonus was comprised of $197,674 of cash and 7,115 shares of common stock, valued at $57,674 ($8.10 per share).

(7)	Represents (a) $11,490 for a portion of an automobile lease, insurance and maintenance attributable to personal use and (b) $11,594 for life insurance premiums paid by us for the benefit of Mr. Fred.

(8)
Represents the bonus earned by Mr. Palazzolo for the year ended December 31, 2009 as calculated pursuant to the terms of Mr. Palazzolo’s employment agreement dated December 1, 2006 and included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 5, 2006.  The bonus was comprised of $104,403 of cash and 4,366 shares of common stock, valued at $29,403 ($6.73 per share).

(9)
The assumptions related to the valuation of our stock options are disclosed in Note 9 of our audited financial statements for the year ended December 31, 2009 included in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2010.

(10)
Represents the bonus earned by Mr. Palazzolo for the year ended December 31, 2008 as calculated pursuant to the terms of Mr. Palazzolo’s employment agreement dated December 1, 2006 and included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 5, 2006.  The bonus was comprised of $89,081 of cash and 3,477 shares of common stock, valued at $14,081 ($4.05 per share).

   (11) Represents the bonus earned by Mr. Palazzolo for the year ended December 31, 2007 as calculated pursuant to the terms of Mr. Palazzolo’s employment agreement dated December 1, 2006 and included as an exhibit to our
   Current Report on Form 8-K filed with the Securities and Exchange Commission on December 5, 2006.  The bonus was comprised of $99,933 of cash and 3,076 shares of common stock, valued at $24,933 ($8.10 per share).

 Compensation Arrangements for Executive Officers

Edward J. Fred. On December 16, 2009, we entered into an amended and restated employment agreement with Edward J. Fred, which provides for Mr. Fred to continue to serve as our President and Chief Executive Officer until December 31, 2012.  Mr. Fred’s annual base salary was $283,150 for 2007, was increased to $300,000 for 2008 and to $318,000 for 2009.  Mr. Fred’s annual base salary will increase to $337,000 for 2010, $350,000 for 2011 and to $364,000 for 2012.  In addition, Mr. Fred is eligible to receive an annual bonus, calculated based on changes in our revenues and earnings before interest, taxes, depreciation and amortization (“EBITDA”) from the prior year.  Twenty-five percent (25%) of the bonus amount is determined by revenues and 75% by EBITDA.  Changes in revenues and EBITDA for the current year are measured from the previous year, except that if EBITDA for the year preceding the year for which the EBITDA bonus is to be determined is less than $1 million, then the EBITDA bonus will be calculated by comparing the current year’s EBITDA to the EBITDA of the first preceding year in which EBITDA was in excess of $2 million (“EBITDA Comparison Year”).  To the extent that a 10% annual increase in revenues and EBITDA from the prior year, or EBITDA Comparison Year, as appropriate, is achieved, Mr. Fred is entitled to a target annual bonus equal to 65% of his annual base salary.  Should the revenue and/or EBITDA levels fall short of or exceed a 10% increase from the prior year, or EBITDA Comparison Year, as appropriate, Mr. Fred’s bonus will decrease or increase by predetermined percentages.  If there is more than a 15% annual decrease in EBITDA or revenues, no EBITDA bonus or revenue bonus will be paid.  If there is an annual increase of 100% or more in EBITDA or revenues, Mr. Fred’s EBITDA bonus or revenue bonus will be 75% more than the target annual bonus.  Both bonuses will be adjusted pro rata if EBITDA and/or revenues fall in between two designated percentages.  The first $140,000 of bonus will be paid in cash and the balance will be paid half in cash and half in shares of our common stock.  The shares of common stock will be valued at the average of the last sale prices of our common stock for five consecutive trading days ending two trading days before issuance. For the year ended December 31, 2009, Mr. Fred received a bonus comprised of $212,062 of cash and 10,700 shares of common stock, valued at $72,061 ($6.73 per share).  For the year ended December 31, 2008, Mr. Fred received a bonus comprised of $177,460 of cash and 9,249 shares of our common stock, valued at $37,460 ($4.05 per share). For the year ended December 31, 2007, Mr. Fred received a bonus comprised of $197,674 of cash and 7,115 shares of our common stock, valued at $57,674 ($8.10 per share).

Mr. Fred’s employment agreement also provides that if, during the employment term, we terminate Mr. Fred without “cause” or he terminates his employment for “good reason” (as such terms are defined in the employment agreement), we will be required to pay him his base salary through the end of the employment term and provide medical insurance coverage until June 30, 2014.  Notwithstanding the foregoing, if a change of control (as such term is defined in the agreement) occurs prior to a termination by us without “cause” or by Mr. Fred for “good reason,” then, at Mr. Fred’s option, in lieu of the above compensation and benefits, we will pay him an amount equal to 2.99 times the lesser of (a) the total compensation (including salary and bonus) earned by Mr. Fred during the last full calendar year of his employment, or (b) the average present value of Mr. Fred’s total compensation (including salary and bonus) for the five calendar years ending before the change of control.    Under the agreement, Mr. Fred is prohibited from disclosing confidential information about us and he has agreed not to compete with us during the term of his employment and for two years thereafter.

Vincent Palazzolo.  On December 16, 2009, we entered into an employment agreement with Vincent Palazzolo, which provides for Mr. Palazzolo to continue to be employed as our Chief Financial Officer until December 31, 2012.  Mr.
Palazzolo's annual base salery was $ 200,000 for 2007, increased to $208,000 for 2008 and to $216,300 for 2009.  Mr. Palazzolo’s annual base salary will increase to $225,000 for 2010, $234,000 for 2011 and $243,300 for 2012.  In addition, Mr. Palazzolo is eligible to receive an annual bonus, calculated based on changes in our revenues and EBITDA from the prior year.  Twenty-five percent (25%) of the bonus amount is determined by revenues and 75% by EBITDA.  Changes in revenues and EBITDA for the current year are measured from the previous year, except that if EBITDA for the year preceding the year for which the EBITDA bonus is to be determined is less than $1 million, then the EBITDA bonus will be calculated by comparing the current year’s EBITDA to the EBITDA Comparison Year.  To the extent that a 10% annual increase in revenues and EBITDA from the prior year, or EBITDA Comparison Year, as appropriate, is achieved, Mr. Palazzolo will be entitled to a target annual bonus equal to 45% of his annual base salary.  Should the revenue and/or EBITDA levels fall short of or exceed a 10% increase from the prior year, or EBITDA Comparison Year, as appropriate, Mr. Palazzolo’s bonus will decrease or increase by predetermined percentages.  If there is more than a 15% annual decrease in EBITDA or revenues, no EBITDA bonus or revenue bonus will be paid.  If there is an annual increase of 100% or more in EBITDA or revenues, Mr. Palazzolo’s EBITDA bonus or revenue bonus will be 75% more than the target annual bonus.  Both bonuses will be adjusted pro rata if EBITDA and/or revenues fall in between two designated percentages.  The first $75,000 of bonus will be paid in cash and the balance will be paid half in cash and half in shares of our common stock.  The shares of common stock will be valued at the average of the last sale prices of the common stock for five consecutive trading days ending two trading days before issuance. For the year ended December 31, 2009, Mr. Palazzolo received a bonus comprised of $104,403 of cash and 4,366 shares of common stock, valued at $29,403 ($6.73 per share). For the year ended December 31, 2008, Mr. Palazzolo received a bonus comprised of $89,081 of cash and 3,477 shares of our common stock, valued at $14,081 ($4.05 per share).  For the year ended December 31, 2007, Mr. Palazzolo received a bonus comprised of $99,933 of cash and 3,076 shares of our common stock, valued at $24,933 ($8.10 per share).

Mr. Palazzolo’s employment agreement also provides that if, during the employment term, we terminate Mr. Palazzolo without “cause” or he terminates his employment for “good reason” (as such terms are defined in the employment agreement), we will be required to pay him his base salary through the end of the employment term.  Under the agreement, Mr. Palazzolo is prohibited from disclosing confidential information about us and he has agreed not to compete with us during the term of his employment and for two years thereafter.  Mr. Palazzolo’s employment agreement does not contain any change of control provisions.

Grants of Plan-Based Awards and Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding option awards as of December 31, 2009 for each named executive officer.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Edward J. Fred Chief Executive Officer and President	125,000 100,000 100,000	0 0 0	$2.59 $1.20 $6.35	5/31/2010 8/13/2011 6/18/2012
Vincent Palazzolo Chief Financial Officer	50,000 25,000	0 0	$10.48 $6.75	5/16/2014 11/30/2016

Option Exercises in 2009

The following table sets forth certain information concerning option exercises by our named executive officers during the year ended December 31, 2009:

Plan Category	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)
Edward J. Fred Vincent Palazzolo	60,000(2) -	$208,200 -
__________________

(1)	Based on the difference between the market price of our Common Stock on the date of exercise and the exercise price.

(2)
These options were exercised in a cashless transaction, pursuant to provisions of the stock option plans.  The Company received 25,300 shares of its common stock in exchange for the 60,000 shares issued in the exercise.  The 25,300 shares that the Company received were valued at $151,800, the fair market value of the shares on the date of exercise.

Equity Award Plans

Performance Equity Plan 2009.  Our Performance Equity Plan 2009 authorizes the grant of equity awards for up to 500,000 shares of common shares in the form of stock options, stock appreciation rights, restricted stock, deferred stock, stock reload options, and other stock based awards.  All employees, officers, directors and consultants of ours are eligible to be granted awards under the plan.  Unless terminated by the board, the plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding.  To the extent permitted under the provisions of the plan, our compensation committee has authority to determine the selection of participants, allotment of shares, price, and other conditions of awards.  As of December 31, 2009, no awards had been granted under the plan

As of April 26, 2010, 445,000 shares of common shares remain available for award grants under the plan.

Other Plans. In accordance with their respective terms, no further awards may be granted under our Performance Equity Plan 2000 (the “2000 Plan”), 1998 Performance Equity Plan (the “1998 Plan”) or 1995 Employee Stock Option Plan (the “1995 Plan”).  As of December 31, 2009, options to purchase an aggregate of (i) 887,333 common shares remain outstanding under the 2000 Plan at exercise prices ranging from $1.20 to $10.24 per share, (ii) 45,000 common shares remain outstanding under the 1998 Plan at exercise prices ranging from $6.35 to $11.31 per share and (iii) 120,000 common shares remain outstanding under the 1995 Plan at exercise prices ranging from $6.97 to $10.48 per share.

Equity Compensation Plan Information

The following table sets forth certain information at December 31, 2009 with respect to our equity compensation plans providing for the issuance of options, warrants or rights to purchase our securities.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in the first column)
Equity Compensation Plans Approved by Security Holders	1,052,333	$6.47	539,167

Compensation of Directors

Each of our non-employee directors receives an annual cash fee of $10,000 (payable quarterly in equal installments) and options to purchase 10,000 of our common shares on or about April 1st of each year.  Our audit committee chairman also receives an additional annual cash fee of $20,000 (payable quarterly in equal installments) and an additional option to purchase 15,000 of our common shares on April 1st of each year.  The chairman of the strategic planning committee receives an additional annual cash fee of $10,000 (payable quarterly in equal installments).  The chairman of the board receives an additional annual cash fee of $40,000 (payable quarterly in equal installments) and an additional option to purchase 25,000 of our common shares on or about January 1st of each year.  Our non-employee directors are reimbursed for the reasonable expenses they incur to attend meetings.

The following table summarizes the compensation of our directors for the year ended December 31, 2009.  Directors who are employees of ours do not receive separate compensation for their service as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Eric Rosenfeld(2)	$60,000	$132,736	$192,736
Harvey J. Bazaar(3)	$30,000	$119,444	$149,444
Kenneth McSweeney	$10,000	$47,777	$47,777
Walter Paulick	$10,000	$47,777	$47,777
__________________________
(1)
The assumptions related to the valuation of our stock options are disclosed in Note 9 of our audited financial statements for the year ended December 31, 2009 included in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2010.

(2)
In addition to his regular annual director compensation, Mr. Rosenfeld received $50,000 in cash and was granted 25,000 immediately exercisable stock options for serving as non-executive chairman of the board

(3)	In addition to his regular annual director compensation, Mr. Bazaar received $20,000 in cash and was granted 15,000 immediately exercisable stock options for serving as chairman of our audit committee

Pension Benefits

Other than our 401(k) plan, we do not maintain any other plan that provides for payments or other benefits at, following, or in connection with retirement.

Certain Relationships and Related Party Transactions

Related Party Policy.  Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interest, except under guidelines approved by our board of directors (or our audit committee).  Securities and Exchange Commission rules generally define related-party transactions as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5 percent beneficial owner of our common stock, or (c) immediate family member of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity).  A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively.  Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions.  Our audit committee considers all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.  No director may participate in the approval of any transaction in which he or she is a related party, but that director is required to provide our audit committee with all material information concerning the transaction.  Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire annually that elicits information about related party transactions.

 These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related Part Transactions  On April 6, 2010, we closed a registered direct offering of 500,000 shares of our common stock at a purchase price of $7.80 per share (the “Offering”).  In the Offering we sold 25,000 common shares valued at $195,000 ($7.80 per share) to SKIRITAI Capital LLC (“SKIRITAI”) and 75,000 common shares valued at $585,000 ($7.80 per share) to Rutabaga Capital Management (“Rutabaga”).  At the time of the sale, both SKIRITAI and Rutabaga were beneficial owners of at least 5% of our common shares.  Accordingly, our audit committee reviewed and approved both sales.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  These reporting persons also are required by regulation to furnish us with copies of all Section 16(a) forms they file.  To our knowledge, based solely on the review of the copies of these forms furnished to us and representations that no other reports were required during the year ended December 31, 2009, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We propose that the shareholders ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for fiscal year 2010 by our audit committee of our Board of Directors. We expect that representatives of J.H. Cohn LLP will be present at the annual meeting of shareholders and that they will be available to respond to appropriate questions submitted by shareholders at the meeting. J.H. Cohn LLP will have the opportunity to make a statement if they desire to do so.

J.H.Cohn LLP served as our independent registered public accounting firm for fiscal years 2008 and 2009 and billed us for services rendered in those fiscal years as follows:

Audit Fees.  The aggregate fees billed by J.H.Cohn LLP for professional services rendered for the audits of our annual financial statements for the years ended December 31, 2009 and 2008 and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided by J.H Cohn LLP in connection with statutory and regulatory filings or engagements for those periods, were $225,500 and $218,000 respectively.

Audit-Related Fees.  We did not retain J.H Cohn LLP for any audit related services for the same periods.

Tax Fees.  The aggregate fees billed by J.H.Cohn LLP for professional services rendered for tax services for the same periods were $25,000 and $35,375, respectively.  These tax services consisted of preparation of our federal and state income tax returns for the years ended December 31, 2008 and 2007.

All Other Fees.  The aggregate fees billed by J.H.Cohn LLP for professional services rendered for other services during the same periods, including out of pocket expenses were $2,450 and $3,849, respectively.

Pre-Approval Policies and Procedures.  In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent registered public accountants to render audit or non-audit services, the engagement is approved by our audit committee.  Our audit committee approved all of the fees referred to in the sections entitled “Audit Fees,” “Tax Fees” and “All Other Fees” above.

Ratification by the shareholders of the appointment of an independent registered public accounting firm is not required, but our board of directors believes that it is desirable to submit this matter to the shareholders. If a majority of the votes cast at the meeting do not ratify the selection of J.H. Cohn LLP at the meeting, the selection of an independent registered public accounting firm will be reconsidered by our audit committee.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF J.H. COHN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SOLICITATION OF PROXIES

The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation.  In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees at nominal cost.  Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.  Additional solicitation of proxies may be made by an independent proxy solicitation firm or other entity possessing the facilities to engage in such solicitation.  If any independent entity is used for such solicitation, we will be required to pay them reasonable fees and reimburse expenses incurred by them in rendering solicitation services.

2011 ANNUAL MEETING SHAREHOLDER PROPOSALS AND NOMINATIONS

In order for any shareholder proposal or nominations to be presented at the annual meeting of shareholders to be held in 2011 or to be eligible for inclusion in our proxy statement for such meeting, we must receive it at our principal executive offices by January 7, 2011.  Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder’s number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

Shareholders who wish to recommend to our nominating committee a candidate for election to our board of directors should send their letters to CPI Aerostructures, Inc., 60 Heartland Boulevard, Edgewood, New York 11717, Attention:  Nominating Committee.  The corporate secretary will promptly forward all such letters to the members of our nominating committee.  Shareholders must follow certain procedures to recommend to our nominating committee candidates for election as directors.  In general, in order to provide sufficient time to enable our nominating committee to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with our annual meeting of shareholders, the corporate secretary must receive the shareholder’s recommendation no later than thirty days after the end of our fiscal year.

The recommendation must contain the following information about the candidate:

•	Name and age;
•	Current business and residence addresses and telephone numbers, as well as residence addresses for the past 20 years;
•	Principal occupation or employment and employment history (name and address of employer and job title) for the past 20 years (or such shorter period as the candidate has been in the workforce);
•	Educational background;
•	Permission for the Company to conduct a background investigation, including the right to obtain education, employment and credit information;
•	The number of shares of common stock of the Company beneficially owned by the candidate;
•	The information that would be required to be disclosed by the Company about the candidate under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K promulgated by the Securities and Exchange Commission); and
•	A signed consent of the nominee to serve as a director of the Company, if elected.

OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Our board of directors provides a process for shareholders and interested parties to send communications to the board.  Shareholders and interested parties may communicate with our board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of CPI Aerostructures, Inc., 60 Heartland Blvd., Edgewood, New York 11717.  Each communication will be forwarded, depending on the subject matter, to the board, the appropriate committee chairperson or all non-management directors.

DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for our 2011 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office in Edgewood, New York, not later than March 23, 2011.

INCORPORATION BY REFERENCE

This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including our audited financial statements and supplementary data, management’s discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk.

OTHER MATTERS

Our board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement.  Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Vincent Palazzolo, Secretary

Edgewood, New York
May 7, 2010

CPI AEROSTRUCTURES, INC. PROXY Solicited By The Board Of Directors for Annual Meeting To Be Held on June 15, 2010

P
The undersigned shareholder(s) of CPI AEROSTRUCTURES, INC., a New York corporation ("Company"), hereby appoints Kenneth McSweeney and Eric Rosenfeld, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting to be held on June 15, 2010 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals

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( Continued and to be signed on the reverse side)

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ANNUAL MEETING OF SHAREHOLDERS OF

CPI AEROSTRUCTURES, INC.

June 15, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.cpiaero.com/ir.php under “Proxy”.

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

âPlease detach along perforated line and mail in the envelope providedâ

■ 10030000000000001000 2	061510

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒
1. Election of the following director:		2. Ratification of appointment of independent registered accounting firm	FOR AGAINST ABSTAIN ☐ ☐ ☐
NOMINEE:
☐ FOR THE NOMINEE	Edward J. Fred	3. I 3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof .

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.☐
I plan on attending the Annual Meeting. ☐

Signature of Shareholder	Date	Signature of Shareholder	Date:
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Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person
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